Exhibit 99.1
Investor Meeting Hartford, Connecticut October 6, 2011

Safe Harbor Statement and note on scenarios Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about The Hartford's future results of operations. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those discussed in our Quarterly Reports on Form 10-Q, our 2010 Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. The modeled projections and related assumptions set forth on the following pages are necessarily speculative in nature. Actual results may vary significantly and adversely from modeled projections, as the scenarios do not incorporate all risks to which The Hartford could be exposed. We assume no obligation to update this presentation, which speaks as of today's date. This presentation includes financial measures that are not derived from generally accepted accounting principles, or GAAP. Information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable GAAP financial measures, is provided in the Investor Relations section of The Hartford's website at ir.thehartford.com/financials.cfm.Note: the scenario modeled projections and related assumptions set forth on the foregoing pages are necessarily speculative in nature. Actual results may vary significantly and adversely from modeled projections, as the scenarios do not incorporate all risks to which The Hartford could be exposed. 2

Welcome Christopher Swift Chief Financial Officer October 6, 2011

Agenda

THE HARTFORD

10:00am – 10:05am	Chris Swift	*Welcome*
10:05am – 10:15am	Liam McGee	*Opening Comments*
10:15am – 10:40am	Greg McGreevey	*Investments*
10:40am – 10:50am	Liz Zlatkus	*Enterprise Risk Management*
10:50am – 11:25am	Graham Bird	*Variable Annuity Risk Management*
11:25am – 11:40am	Break	
11:40am – 12:00pm	Chris Swift	*Capital Overview and Other Updates*
12:00pm – 12:20pm	Q&A	
12:20pm – 12:30pm	Liam McGee	*Closing Comments*

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Copyright © 2011 by The Hartford. All rights reserved.

Opening Comments Liam E. McGee Chairman, President and Chief Executive Officer October 6, 2011

Overview The Hartford's balance sheet is strong While challenges exist, our risks are significantly reduced and manageableThe Hartford's risk management capabilities are meaningfully enhancedThe Hartford has the strength to maintain sufficient capital levels, consistent with current ratings, even under significant economic stress, and Management is running the company with discipline and a focus on generating value for shareholders. 6

Investments Greg McGreevey Chief Investment Officer October 6, 2011

8 Investment portfolio is well positioned for the future Strengthened our ability to manage the portfolio for strong shareholder returns over timeImproved the people, process and platformEstablished a long-term model portfolio (LTMP) Since 2008, we have substantially reduced the risk in the portfolio while balancing net investment income, capital preservation and total return Portfolio is prepared for an uncertain economy Potential credit losses in severe stress scenarios and core earnings1 impact of lower interest rates are both manageable 1Denotes a non-GAAP financial measure

9 % Investments Portfolio construction Prepared for the future Performance is strong

10 Long-Term Model Portfolio provides investment portfolio guidelines and targets Repositioning actions were taken opportunistically and in consideration of our view of economic formation Portfolio repositioning focused on balancing income, returns and capital to maximize shareholder valueEnterprise risk, capital budgets and general account liability needs addressed in our LTMP Capital Preservation Net InvestmentIncome Total Return LTMP Economic View Economic View Economic View

People, process, and platform significantly improved

THE HARTFORD

People	▪ New portfolio management team ▪ Dedicated higher-risk asset portfolio management team ▪ Expanded Risk Management team
Process	▪ Enhanced macro decision making ▪ Clarified roles and accountability ▪ Integrated the Risk Management team into the investment process
Platform	▪ Implemented proprietary and third party econometric and valuation models ▪ Enhanced proprietary credit and structured research ▪ Developed effective middle office function

Strengthened our ability to generate strong risk-adjusted returns

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Since 2010, we projected economic growth below consensus Domestic and global growth will remain challengedGDP growth below consensus due to a slowdown in government spending and a challenged consumer Europe to have significant headwinds, resulting in volatility due to their debt problems August 2010 August 2011 Consensus Estimate 2.6% 2.1% HIMCO Projections 1.5% 1.2% 12-Month Projected GDP Growth Rate 12 Sep-11 Jan-10 Jul-10 Jan-11 Jul-11 Basis Points Higher Risk European Sovereign CDS1 1Credit default swaps (CDS)

Reduced total real estate exposure by $10.4 billion1 Total Book Value of Real Estate Assets1($ in billions) 13 ($ in billions) Dec. 31,2008 Dec. 31,2009 Dec. 31,2010 Aug. 31,2011 GAAP Book Value2 $25.8 $21.2 $15.8 $15.4 Credit Quality3 AA- A A A- Market/BV 71% 81% 92% 93% $6.8 billion or about 50% reduction in commercial mortgage-backed securities (CMBS)Subordinated commercial mortgage loans were reduced by primarily through salesReduced non-agency residential mortgage-backed securities (RMBS) portfolio by $1.5 billion $(6.8) $(1.2) $(0.9) $(1.5) 1Includes non-agency CMBS and RMBS, commercial mortgage loans, real estate partnerships and real estate investment trusts (REITs) corporates2GAAP Book Value (BV) represents the amortized cost of these securities according to U.S. generally accepted accounting principles (GAAP)3Credit quality is based on the average ratings of a nationally recognized rating organization or, if not rated, on internal analysis

14 Increased high quality corporates by $8.9 billion Corporate Holdings by SectorChange From Dec. 31, 2008 to Aug. 31, 2011 ($ in billions) Dec. 31,2008 Dec. 31,2009 Dec. 31,2010 Aug. 31,2011 GAAP BV $32.6 $36.7 $39.5 $41.5 Credit Quality A- A- A- A- Market/BV 88% 99% 103% 106% Repositioned higher beta, more economically sensitive names out of the portfolioMeaningfully reduced our deeply subordinated financial exposurePurchases focused on high quality industrials and utilities that appear well positioned for slow economic growthAverage rating of A- on purchasesAverage rating of BBB+ on sales Change in BV $7.5 $3.2 $(1.1) $(0.7) ($ in billions)

15 Proactively repositioned municipals to improve quality ($ in billions) Dec. 31,2008 Dec. 31,2009 Dec. 31,2010 Aug. 31,2011 GAAP BV $11.4 $12.1 $12.5 $12.6 Credit Quality AA- AA- AA AA Market/BV 93% 100% 97% 103% Began repositioning prior to market repricing in late 2010 Improved portfolio quality, subsector allocation and liquidity Risk reduction balanced with prudent net investment activityAverage rating of AA on purchasesAverage rating of AA- on sales Municipal Allocation Changes by SectorChange From Dec. 31, 2008 to Aug. 31, 2011 Change in BV $3.2 $0.8 $(1.0) $(1.8) ($ in billions)

($ in millions) Utilities & Industrials Financials Sovereigns Total Europe excl. Higher Risk $4,517 $1,431 $862 $6,810 Higher Risk Countries 684 20 - 704 Total GAAP BV $5,201 $1,451 $862 $7,514 Market/BV 108% 96% 109% 106% ($ in millions) Utilities & Industrials Financials Sovereigns Total Italy $315 $ - $ - $315 Spain 191 20 - 211 Ireland 163 - - 163 Portugal 15 - - 15 Greece - - - -- Total GAAP BV $684 $20 $ - $704 16 Rebalanced European exposures in the general account 1Cash bond exposure only; does not include $640 million of hedges that reduce exposure Higher Risk European Country Exposure by Sector As of August 31, 2011 No direct sovereign exposure and only $20 million of financial services exposure to higher risk countries in general accountEuropean holdings are high qualityConcentrated in multinational companies, industrials, systemically important financial institutions, and essential service providersEuropean deeply subordinated financial exposure is only $600 millionReflects reduction of $1.4 billion since year-end 2008 European Exposure1 by Sector As of August 31, 2011

Actions taken strengthened the General Account portfolio for current economic environment Closer to LTMPWill continue to balance income, total return and capital preservation influenced by market conditions and our economic viewSignificantly reduced correlated risksWell positioned for strong risk- adjusted returns Change in General Account Sector AllocationsFrom December 31, 2008 to August 31, 2011 CorporatesMunicipalsMBSCMBS/ABSCommercial MortgagesNon-dollarTreasuries/CashOther 2008 Underweight Overweight 2011 13% 34% 47% 6% 2% 5% 4% 18% 15% 17 12% 9% 8% 12% 6% 5% 4%

18 % Investments Portfolio construction Prepared for the future Performance is strong

2006 2007 2008 2009 2010 Annualized 2011 Total Net Investment Income 4691 5214 4335 4031 4392 3900 Annualized Yield Before Tax 0.057 0.059 0.046 0.041 0.045 0.045 10 Year Treasury Rate 0.0364 0.0324 0.032 0.0302 5 Year Treasury Rate 0.0279 0.0218 0.0192 0.017 Annualized Yield Before Tax Excluding Partnerships 0.045 0.044 0.042 19 Net Investment Income Annualized Yield Total Net Investment Income and Annualized Yield($ in billions) Net investment income remains strong $1.5 Annualized Net Investment Income Maintained portfolio yield in a falling rate environment while reducing portfolio riskStrong alternative returns Increased allocation to asset classes with better relative returns Derisking sales balanced income considerations with risk reductionCurrent product pricing includes assumptions that reflect actual new money yield $2.9 2006 2007 2008 2009 2010 Annualized 2011 Total Net Investment Income 4691 5214 4335 4031 4392 3900 Annualized Yield Before Tax 0.057 0.059 0.046 0.041 0.045 0.045 10 Year Treasury Rate 0.0364 0.0324 0.032 0.0302 5 Year Treasury Rate 0.0279 0.0218 0.0192 0.017 Annualized Yield Before Tax Excluding Partnerships 0.045 0.044 0.042 3.0% 1.7% $4.4 4.5%

1 20 Derisking has significantly lowered credit losses Credit Losses ($ in billions) YTD 20111 credit losses of $116 million are a fraction of 2009 losses of almost $2 billion Reflects derisking actions and movement towards the LTMP3Q11 credit loss estimated at $61 millionPrimarily on structured securities and included $18 million of intent to sell impairmentsAs of August 31, 2011, $2.6 billion of impairments on securities still heldUnrealized loss position of $156 million $(1.80) 1Year to date (YTD) through September 30, 2011

$2.6 $14.6 ($12.0) $12.0 billion reduction in gross unrealized losses Gross unrealized losses improved as a result of lower interest rates, spread tightening, sales and impairments $900 million gross unrealized loss1 on non-structured securities Long dated variable rate corporates and financials $1.7 billion gross unrealized loss1 on structured securities Subject to ongoing surveillanceRe-underwritten at a loan-by-loan level using proprietary econometric and valuation modeling tools Average market/BV of 83%; reflects $1.5 billion of impairments on securities in position Gross Unrealized Losses($ in billions) ($ in billions) Aug. 31, 2011 Market/ BV Non-Financial Corporate $0.2 93% Financials 0.6 84% Munis 0.1 95% Total Non-Structured Securities $0.9 90% CMBS/CDO $0.7 83% Subprime 0.5 74% CLOs 0.2 92% ABS 0.3 82% Total Structured Securities $1.7 83% Total Gross Unrealized Losses $2.6 87% 21 1As of August 31, 2011

22 Strong portfolio performance generates shareholder value Total return outperformance reflects:Investment process enhancements Improved relative value process and decision makingFocused derisking effortsLonger duration driven by liability targets Achieved top decile General Account performance since 2008 when compared to broad universe of multi-sector fixed income investment managers Shareholder value generated through a combination of:Total returnInvestment income supportive of product pricingPrudent asset liability management Cumulative Total Return 35% Cumulative Median Total Return1 29% Outperformance 6% The Hartford's Performance vs. Median ManagerJanuary 2009 - August 2011 Total Return Relative Performance 150th percentile (gross-of-fees) total return of multi-sector fixed income investment managers (U.S. Mutual Funds) 1 2009 2010 YTD August 2011 The Hartford's Total Return 0.136 0.114 0.069 Median Core / Core Plus Index 0.125 0.082 0.056 Total Return

23 % Investments Portfolio construction Prepared for the future Performance is strong

24 Portfolio is well positioned today to handle economic downturns General Account portfolio has a net unrealized gain of $2.1 billion pre-tax as of August 31, 2011 Portfolio is well diversified, with strong liquidity, and of high quality 8% in Treasuries and cash as of August 31, 2011 High risk positions reducedOverall portfolio quality enhancedNo change in average rating despite rating agency downgrades since 2008 Dec. 312008 Dec. 312009 Dec. 312010 Aug. 312011 Portfolio Market/BV 87% 95% 99% 102% Structured Securities Market/Book Value 63% 77% 85% 91% Credit Quality of Total Portfolio A+ A+ A+ A+ General Account Investment Portfolio Summary

Portfolio tested against economic scenarios Residential Home Prices Flat 5% decline 20% decline Commercial Property Values Stabilize at current levels and then improve Flat 10% decline GDP 2011: >1.5%2012-2013: Increasing 2011: 1.0% to 1.5%2012-2013: ~1% 2011: Slightly negative2012-2013: Negative Unemployment ~9% in 2011Slight improvement toward 8% 9% in 2011 and 2012; begins to improve thereafter >10% in 2011-2012 with slow improvement thereafter Bull (S&P 1500) Base (S&P 1200) Stress (S&P 800) 25

26 Even in our modeled stress scenario, potential investment losses expected to be modest (Pre-tax and pre-DAC1, $ in millions) Bull Scenario (S&P 1500) Base Scenario (S&P 1200) Stress Scenario (S&P 800) 2011 $75 $100 $300 2012 100 150 550 2013 125 200 400 Total Expected Credit Losses in Selected Scenarios $300 $450 $1,250 Even in the modeled stress scenario, potential investment losses are not expected to exceed $1.25 billion 1 Deferred acquisition costs (DAC)

27 Impact of lower interest rates on net investment income Portfolio is largely duration matched to liabilities, reducing the impact of lower reinvestment rates Reinvesting about $7.5 billion annually at current new money yield would reduce after-tax core earnings by:$50 to $75 million in 20122Up to $150 million in 20132These assumptions do not include any portfolio management and pricing actions we could take to mitigate lower rates Projected Annualized Yield Excluding Alternatives in a Flat Rate Environment1 1 Assumes: Economic formation consistent with base scenario assumptions and modest derisking and impairment activity. Reinvestment and new business flows invested at 3.15%. Average yield of 3.90% on maturing securities. 2 Includes $20 million of additional pension expense in each year 3.99% 0% 1% 2% 3% 4% 5% 2011 2012 2013 Projected Annualized Yield Before Tax 10-Year Treasury Rate 5-Year Treasury Rate 3.99% 4.17% 4.23% 1.86% 0.96%

Impacts do not consider proactive actions we plan to take to mitigate a lower yield environment

THE HARTFORD

Alpha/Beta

- Increase allocation to alternative investments by 2%, resulting in 4% portfolio allocation
- Our private equity and fund of funds teams have posted solid historical performance over the past cycle

Active Management

- Selectively adjust portfolio positioning to take advantage of strong relative value opportunities in areas of expertise
- Previous derisking efforts have provided the opportunity to prudently add exposure to high yield / bank loan and emerging market sectors

ALM

- Maintain strong asset liability matching/pricing approach
- Crediting rate adjustments and pricing actions may be employed to offset persistent low rate environment

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Copyright © 2011 by The Hartford. All rights reserved.

29 Investment portfolio is well positioned for the future Strengthened our ability to manage the portfolio for strong shareholder returns over timeImproved the people, process and platformEstablished LTMP Since 2008, we have substantially reduced the risk in the portfolio while balancing net investment income, capital preservation and total return Portfolio is prepared for an uncertain economy Potential credit losses in severe stress scenarios and core earnings impact of lower interest rates are both manageable

Enterprise Risk Management Lizabeth Zlatkus Chief Risk Officer October 6, 2011

The Hartford has strengthened Enterprise Risk Management

- Investment Risk Management
  - Derisked the investment portfolio
- Enhanced capabilities around variable annuities (VA)
  - Added significantly more hedge protection
- Strengthened Enterprise Risk Management (ERM)
  - Strong independent ERM organization
  - Enhanced risk management tools and capabilities
  - Improved enterprise risk governance

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Copyright © 2011 by The Hartford. All rights reserved.

We built a strong, independent Enterprise Risk Management organization Reporting structure ensures independence and a holistic view of our major risksAppointed dedicated chief risk officers for each of our primary risk categoriesOver 50 net additions to staff with expertise in capital markets, investments, insurance and risk 32 We are well positioned to manage ongoing and emerging risk Chief Market Risk Officer Graham Bird CEO Liam McGee Chief Insurance Risk Officer Chris Lewis Chief Operational Risk Officer Kay Rahardjo Chief Risk Officer HIMCO Donna Howe Enterprise Chief Risk Officer Liz Zlatkus

Risk management capabilities and governance have been upgraded Established robust risk metrics and dynamic stress testing Evaluating risks through three lenses: Economic, Statutory, and GAAPEnhanced stress testing, aggregation and correlation analysis Advanced our economic capital framework Enterprise risk governance cascades from the Board to formal risk committeesFinance, Investment and Risk Management Committee is comprised of the full BoardEnterprise Risk and Capital Committee chaired by CEO Defined The Hartford's overall risk appetite, implemented policies and set measurable and actionable limits for all major risks 33 We are dedicated to a strong and evolving risk management discipline

Variable Annuity Risk Management Graham Bird Chief Market Risk Officer October 6, 2011

Overview We have a comprehensive approach to manage global VA riskPrimarily manage to economics, subject to statutory considerationsExtensive risk management expertise, resources and capabilities We now have a robust dynamic hedging program for the closed block in JapanJapan hedging is designed to limit runoff costs, even in highly adverse market conditions We are hedging more of the risks embedded in our VA guarantees 35

Variable Annuity Risk Management 36 Overview and Risk Management ApproachJapan VA Products and RisksJapan VA Hedge Program

Maintain total risk exposure within risk capacity and appetite The Hartford has a comprehensive approach to managing Global VA risks Global Variable Annuity Overview($ in billions) 37 Economic Statutory GAAP Product designReinsuranceCapital markets hedging 1As of August 31, 2011 Core Objective Risk Measures Risk Mitigation Strategies $105 Billion of Account Value1 U.S. $72.0 (69%)

VA risk management has evolved over time 38 Objective Stress Testing Scope PrimarilyGAAP Economics subject to Statutory Considerations Targeted Comprehensive U.S. Centric Global

Our risk management actions in the U.S. reflect this evolution



U.S. Variable Annuity
($ in billions)
Lifetime GMWB & GMDB $13.3 (19%)
GMDB Only $33.4 (46%)
GMWB & GMDB $25.3 (35%)

$72.0 Billion of Account Value[1]

Separate Account Assets	
Equity	68%
Bond	15%
Money Market	17%

- Initially, we reinsured guaranteed minimum death benefits (GMDB) and some guaranteed minimum withdrawal benefits (GMWB)
- Instituted GMWB dynamic hedging in 2003 targeting FAS133/157 liabilities
  - GMWB accounting largely reflects economics
  - Hedges performed as designed
  - Retained a significant portion of GMDB risk
- In 2008, GMWB hedging targets were adjusted to conserve statutory capital
- In 2009, we added hedging to cover GMDB statutory tail risks

[1]As of August 31, 2011

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Variable annuities in Japan have a unique product and risk profile

Japan Variable Annuity
($ in billions)


GMIB & GMDB $27.8 (91%)
Other $0.6 (2%)
GMDB Only $2.2 (7%)

$30.6 Billion of Account Value[1]

Separate Account Assets	
Japan Equity	20%
Global Equity	9%
Global Equity / Currency Hedged	13%
Japan Government Bonds	15%
Global Government Bonds	43%

[1]As of August 31, 2011

- Initial risk mitigation in Japan focused on limiting guarantees and options
  - Income and death benefit guarantees are only a return of premium
  - Most contracts have a 10 year deferral period and 15 year payout period
- The primary market risks in Japan are currency, equities and interest rates
  - Guaranteed minimum income benefit (GMIB) and GMDB guarantees are denominated in Yen
  - Separate account investments are a mix of global equity and bonds
- We added macro hedges in 2009 to help mitigate statutory tail risks

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Variable Annuity Risk Management Overview and Risk Management ApproachJapan VA Products and Risks 41 Japan VA Hedge Program

Japan VA customers have only a return of premium guarantee

Illustrative 10 year deferral and 15 year payout annuity



¥1,500,000
Net Amount at Risk
¥1,200,000
Separate Account Value
1 2 3 4 5 6 7 8 9 10
Year

- Pre-annuitization, the customer receives:
  - The account value less surrender charges if they lapse; or
  - A return of premium guarantee on death
- Post-annuitization, GMIB guarantees return of premium over the next 15 years
- From a cash flow perspective, after annuitization:
  - ¥1,200,000 is moved from the Separate Account to the General Account
  - Customer receives ¥100,000 per year over 15 years, without interest
  - Investment returns on the General Account assets help to fund future income payments

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Net amount at risk is not a good measure of economic risk

Japan VA Retained
Net Amount at Risk[1]
($ in billions)

	2Q10	2Q11
GMDB (Death Benefits)	$7.6	$7.2
GMIB (Income Benefits)	5.8	5.4
USD/Yen Spot Rate at End of Period	*88.5*	*80.8*

- Net amount at risk (NAR) is the difference between the guarantee and the account value for ***all*** "in-the-money" accounts
  - Retained NAR reflects reinsurance benefits
- Retained NAR is ***not*** reflective of true economic risk
  - GMDB NAR assumes all customers collect death benefits on the valuation date
  - GMIB NAR does not reflect investment income we earn during the payout period
  - Retained NAR does not reflect hedging
- ***Trends*** in NAR can be a directional proxy for changes in the value of the liabilities
  - As markets rebounded, Japan NAR remained high primarily due to the appreciating Yen

[1]A customer can collect on either the guaranteed death benefit or the guaranteed income benefit, but not both

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We believe many customers will choose to collect guaranteed income benefits We expect many customers with "in-the-money" guarantees will elect to annuitize once they are eligible Markets may recover before many are eligible to annuitize 55% of accounts do not become eligible for income benefits until 2016 or later 44 Japan GMIB Account Value by Year of Initial Annuitization Eligibility1($ in billions) Year 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022+ Annuitization eligibility 0.3 4.7 7.6 2.6 2.9 1.5 0.7 1.2 2.7 1.1 Year of Annuitization June 30, 2011 Account Value 1Excludes certain non-GMIB living benefits of $3.2 billion in account value where annuitization is based on attained age. Annuitization eligibility assumes no lapses and no deaths post-June 30, 2011

Income benefits will be paid over many years On annuitization, account values move to the General Account Net investment income on General Account assets helps fund future payoutsThe risk profile changes when income beginsSeparate account equity and currency risk exposures ceaseAll death benefit guarantees and policy fees endPrimary risks shift to credit and rates, similar to a period-certain annuity 45 Japan GMIB Assets: Separate versus General Account (Illustrative)

Variable Annuity Risk Management Overview and Risk Management ApproachJapan VA Products and RisksJapan VA Hedge ProgramJapan Hedge Program 46

The Japan hedge is comprehensive and robust Comprehensive Market Risk Coverage Covers major market risks including equities, currencies, and interest rates Wide Range of Hedge Instruments Swaps, options, forwards, futures, etc. Dynamic Rebalancing Dynamic rebalancing against hedge targets and pre-set limits Complete Risk Management Program Regular stress and scenario testing is designed to ensure adverse outcomes remain within risk capacityStrengthened risk management resources and tools 47

Cash Flow Projections Cash Flow Projections Include fees, claims, expenses, plus the benefits and costs of the hedging program over 15 years We subject our Japan VA block to cash flow run-off stress tests 48 Run-OffStress Testing Conducted against a wide range of adverse market scenarios Hedge ProgramDesign Hedge ProgramDesign Calibrated to keep net unfunded cash flow within our risk tolerance (or risk deductible) As markets decline, hedging requirements increase Net Cash Flow Projections Net Cash Flow Projections Projected cumulative cash flows are offset by on-balance-sheet financial resources supporting the block

Our economic analysis projects cumulative cash flows 49 Illustration of Cumulative Cash Flows Stylized downside scenario Cash flows are cumulative over 15 years, independent of any accounting regime, pre-tax, and not discounted Total Cash Flow Fees net of expenses Claims Investment income Net hedge payoffs and reinsurance Cumulative cashflows Japan VA stat resources Net Cashflow Gap Filler 0 3.3 -7 -3.6 0 -0.5 0 Absolute 3.3 -9 -2 -3.4 -3.6 -3.1 -0.5 Fees Net of Expenses BenefitPayments Total Cash Flow Fees net of expenses Claims Investment income Net hedge payoffs and reinsurance Cumulative cashflows Japan VA stat resources Net Cashflow Gap Filler 0 3.3 -7 -3.6 0 -0.5 0 Absolute 3.3 -9 -2 -3.4 -3.6 -3.1 -0.5 CumulativeCash Flows Net Hedge Payoffs and Reinsurance GA Inv.Income Cumulative Cash Flows Defined + Fees Net of Expenses GMDB and GMIB Benefit Payments+ Investment Income + Reinsurance Benefits+/- Hedge Payoffs------------------------------------------------= Cumulative Cash Flows

The Japan hedge is designed to limit net unfunded cash flow in very adverse scenarios 50 Illustration of Net Cash Flow Stylized downside scenario Net cash flow is difference between cumulative cash flows and the on-balance-sheet financial resources supporting the block Net Cash Flow Defined Cumulative Cash Flows+ Japan VA Statutory Reserves + HLIKK Surplus1-----------------------------------------------= Net Cash Flow (if positive) or Net Unfunded Cash Flow 1Hartford Life Insurance KK (HLIKK), our Japanese insurance subsidiary Total Cash Flow Fees net of expenses Claims Investment income Net hedge payoffs and reinsurance Cumulative cashflows Japan VA stat resources Net Cashflow Gap Filler 0 3.3 -7 -3.6 0 -0.5 0 Absolute 3.3 -9 -2 -3.4 -3.6 -3.1 -0.5 Total Cash Flow Fees net of expenses Claims Investment income Net hedge payoffs and reinsurance Cumulative cashflows Japan VA stat resources Net Cashflow Gap Filler 0 3.3 -7 -3.6 0 -0.5 0 Absolute 3.3 -9 -2 -3.4 -3.6 -3.1 -0.5 CumulativeCash Flows Net Hedge Payoffs and Reinsurance Fees Net of Expenses BenefitPayments GA Inv.Income Net Cash Flow Total Cash Flow Fees net of expenses Claims Investment income Net hedge payoffs and reinsurance Cumulative cashflows Japan VA stat resources Net Cash Flow Gap Filler 0 3.3 -7 -3.6 0 -0.5 0 Absolute 3.3 -9 -2 -3.4 -3.6 -3.1 -0.5 Japan VA StatResources

Benign Market ScenarioNet Cash Flow In a benign market scenario, net cash flow is positive 1 Equity scenario defined on a total return basis; equity index levels include a dividend yield assumption of 1.7%2 Cumulative cash flows include net hedge payoff and fees from July 1, 2011-August 31, 2011 Assumptions Assumptions Interest Rate Forward ratesJPY 10 year rate is 2.4% after 5 years FX FlatUSD/JPY = 76.5 Equity1 Swap rateS&P 500 at 1206 after 5 yearsNikkei 225 at 8,424 after 5 years Benign Market ScenarioScenario shifts relative to August 31, 2011 levels 51 ($2.1B) $1.8B $1.3B $1.0B Total Cash Flow Cumulative Cash Flow June 2011 Japan Statutory Reserves June 2011 HLIKK Surplus Net Cash Flow Blank -0.3 0 Negative value -2.1 -1.8 -0.3 1 Positive values 1 2

Even in modeled adverse scenarios, net unfunded cash flow is manageable Assumptions Assumptions Interest Rate Parallel shift of 100 basis points down over 1 year, flat thereafterFloor at 50 basis pointsJPY 10 year rate to 0.5% FX 20% Yen strengthening over 1 year, flat thereafterUSD/JPY = 61.2 Equity1 10% decline per year for 4 years, flat thereafterS&P 500 to 741Nikkei 225 to 5,444 Adverse Market ScenarioScenario shifts relative to August 31, 2011 levels 52 Adverse Market Scenario Net Unfunded Cash Flow ($3.8B) $1.8B $1.3B ($0.7B) Total Cash Flow Cumulative Cash Flow June 2011 Japan Statutory Reserves June 2011 HLIKK Surplus Net Unfunded Cash Flow Blank -2 -0.7 Negative value -3.8 -1.8 -1.3 -0.7 Positive values 2 1 Equity scenario defined on a total return basis; equity index levels include a dividend yield assumption of 1.7%2 Cumulative cash flows include net hedge payoff and fees from July 1, 2011- August 31, 2011

We have an effective dynamic hedge for the Japan VA business Robust, effective methodology designed to limit net unfunded cash loss to within risk toleranceOngoing program of scenario and stress testing, including cash flow runoffs Program implementation to be completed by year endOver 90% of the Japan VA hedge is in placeThe Japan VA hedge program increases GAAP and statutory variability 53

Conclusion We have a comprehensive approach to manage global VA riskPrimarily manage to economics, subject to statutory considerationsWe now have a robust dynamic hedging program for the closed block in JapanJapan VA hedging is designed to limit runoff costs, even in highly adverse market conditionsWe are hedging more of the risks embedded in our global VA guarantees 54

Capital Overview and Other Updates Christopher Swift Chief Financial Officer October 6, 2011

Capital overview and other updates 56 Impact of Japan VA hedge 3Q11 and other updates Capital resources and outlook

Japan VA hedge impact on 3Q11

THE HARTFORD

Japan VA Estimated
DAC Unlock After-Tax Impact[1]
Resulting from 3Q11 Assumption Changes
($ in millions)

	Core Earnings	Non-Core Earnings	Net Income
Japan VA	$135	$(245)	$(110)

- Japan VA assumptions were updated as part of the 3Q11 DAC unlock
- $110 million after-tax charge to net income for Japan VA comprised of:
  - $245 million after-tax charge to net income reflecting hedge costs of 70 bps per year
  - $135 million after-tax benefit to core earnings primarily due to policyholder behavior
- Expect hedge costs to reduce net income return on assets by approximately 35 bps
- In addition, expect 3Q11 estimated statutory surplus decline of $250 million due to Japan VA hedge

[1]Amounts reflect impacts to DAC and death and income benefit reserves (SOP reserves)

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Capital Markets Factors Projected for the three months from: Projected for the three months from: Capital Markets Factors December 31, 2010 September 30, 2011 Equity markets +/^ by 1% $(15) / $15 $(47) / $47 Volatility +/^ 1% $0 / $(0) $5 / $(5) Interest rates +/^1 basis point $(2) / $2 $(6) / $6 Yen strengthens/ weakens 1% versus all other currencies $57 / $(57) $90 / $(90) Updated Japan VA hedge GAAP sensitivities Japan VA liabilities are valued under SOP 03-1 as opposed to hedge assets being marked-to- marketThe chart on the left reflects estimated quarterly GAAP sensitivities from Japan VA hedgeGAAP sensitivity assumptions will be updated in the 10-Q/K for:U.S. GMWB programJapan hedge programMacro Hedge program 1 Please see page 110 of our Form 10-Q for the period ended June 30, 2011 for a detailed description of capital market factors and GAAP sensitivities2Realized gains (losses) may vary materially from those illustrated below. Estimated1 Projected Pre-Tax and DAC Gain/Loss Sensitivities from the Japan VA Hedge2($ in millions) 58

Capital overview and other updates 59 Impact of Japan VA hedge 3Q11 and other updates Capital resources and outlook

Estimated 3Q11 DAC unlock1 Annual assumptions update conducted in the third quarter DAC unlock each quarter based on actual market levels versus assumptionsOur estimated quarterly DAC unlock sensitivity for a 1 percent change in actual returns vs. assumptions is: $10-$15 million in the U.S.$5-$15 million in Japan 60 ($ in millions) Core Earnings Non-Core Earnings Net Income Assumption Changes: U.S. Annuity $(30) $(5) $(35) Japan Annuity 135 (245) (110) Global Annuity 105 (250) (145) Retirement Plans (35) -- (35) Individual Life (50) -- (50) Total Assumption Changes $20 $(250) $(230) Estimated Market Impact2 (250) (20) (270) Total Est. 3Q11 Unlock $(230) $(270) $(500) 1 Amounts reflect impacts to DAC, death and income benefit reserves (SOP reserves), unearned revenue reserves, and sale inducements2 Estimated using the midpoint of the sensitivities provided above

Additional 3Q11 updates On a preliminary basis, we expect our 3Q11 results to include:Items estimated on the table to the leftNet unrealized gain of approximately $2.6 billion as of September 30Statutory surplus expected to decline in the quarter reflecting implementation of Japan VA hedge, quarterly dividends from P&C companies, catastrophe losses, and market performance 61 ($ in millions) Core Earnings Estimated DAC Unlock Charge1 $(230) Catastrophes of Approximately $200 Million, Pre-Tax (130) Environmental Reserve Increase of $19 Million, Pre-Tax (12) Favorable Prior Year Reserve Development of $21 Million, Pre-Tax 14 1Amounts reflect impacts to DAC, death and income benefit reserves (SOP reserves), unearned revenue reserves, and sale inducements, estimated using mid-point of sensitivities on page 60

New accounting effective January 1, 2012 estimated to reduce DAC balance by 22-26% Future net income not expected to be materially impacted but will depend upon sales levels:Higher non-deferrable expenses Lower amortization of DAC 62 January 1, 2012 retrospective adoptionReduces GAAP shareholders' equity, not statutory surplusExpenses that will no longer be deferrable include:Unsuccessful portion of sales force activitiesDirect advertising Product development, market research and solicitation Wealth Management $8,527 $(1,550) $(1,800) 18-21% Commercial and Consumer Markets 1,330 (650) (750) 49-56% Total Pre-Tax $9,857 $(2,200) $(2,550) 22-26% After-Tax Impact to Equity $(1,400) $(1,700) Book Value/Share1 $(2.78) $(3.38) 1 Per diluted share Dec. 31, 2010 DAC Balance Range of Estimated Impact Pro forma Decrease in DAC Balance ($ in millions, except per share amounts) Lower Higher

Capital overview and other updates 63 Impact of Japan VA hedge 3Q11 and other updates Capital resources and outlook

What has occurred over the last 2 years

THE HARTFORD

Macro Backdrop

- Challenging economic environment
  - Slow GDP growth
  - Record low interest rates
  - Turbulent equity markets
  - Strong Yen
- Higher capital adequacy expectations across financial services
- Recalibration of insurance industry ratings
- Elevated catastrophe experience
- Competitive property and casualty (P&C) and group benefits markets
- Reduced VA guarantees

Hartford Activities

- Refinanced CPP with $3.3 billion capital raise
- Reduced debt leverage by paying down $675 million of senior debt
- Divested non-strategic businesses
- Reduced risk by repositioning the investment portfolio
- Expanded VA hedging
  - U.S.
  - Japan
- Doubled common stock dividend
- Announced $500 million equity repurchase program

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Copyright © 2011 by The Hartford. All rights reserved.

Capital resources 65 U.S. Life insurance subsidiaries $8.0P&C insurance subsidiaries 7.6Japan (HLIKK) 1.3Total $16.9 Significant holding company liquidity$2.1 billion cash and short-term investments as of August 31, 2011$400 million October 2011 debt maturityIn current environment, prudently focused on managing capital resources Planned dividends from P&C companies of $800 million per yearLife companies' surplus generation is constrainedEquity repurchase not initiatedExpect 3Q11 statutory surplus to declineIncreased GAAP equity and book value per shareImproved financial leverage with future flexibility As of: Dec. 31, 2009 Dec. 31, 2010 June 2011 Equity excl. AOCI1 $21.2 $21.3 $21.8 AOCI (3.3) (1.0) (0.1) Equity $17.9 $20.3 $21.7 Book value / share2 $35.96 $40.40 $43.11 Debt leverage3 32% 29% 27% 1 Accumulated other comprehensive income2 Per diluted share3 Moody's adjusted leverage GAAP Capital Resources ($ in billions except per share amounts) Statutory Capital Resources ($ in billions) June 2011

Capital management priorities The Hartford manages capital and financial resources to balance a number of factors including:Regulatory requirementsRating agency considerationsRisk management strategiesInsurance company needsHolding company funding obligations, andShareholder considerations 66 We are managing the balance sheet to ensure adequate capital and financial resources in stress scenarios

Assumptions for alternative scenarios

THE HARTFORD

Assumptions

		Bull Scenario (S&P 1500)	Base Scenario (S&P 1200)	Stress Scenario (S&P 800)
Equity Markets		• 2011: S&P 500 increases to 1500 • 2012: S&P 500 at 1608 (up 7.2%)	• 2011: S&P 500 increases to 1240 • 2012: S&P 500 at 1330 (up 7.2%)	• 2011: S&P 500 declines to 800 • 2012: S&P 500 at 858 (up 7.2%)
Interest Rates	2011	• UST 10Y = 2.30% • JGB 10Y = 1.07%	• UST 10Y = 2.30% • JGB 10Y = 1.07%	• UST 10Y = 1.93% • JGB 10Y = 0.97%
	2012	• UST 10Y = 2.62% • JGB 10Y = 1.26%	• UST 10Y = 2.62% • JGB 10Y = 1.26%	• UST 10Y = 2.24% • JGB 10Y = 1.16%
Foreign Exchange		• 2011: Yen weakens 10% USDJPY = 84 EURJPY = 121 • 2012: Flat	• 2011: FX rates remain at 8/31/2011 levels: USDJPY = 77 EURJPY = 110 • 2012: Flat	• Yen strengthens 10% USDJPY = 69 EURJPY = 99 • 2012: Flat
Credit Related Impacts		Credit related impacts include the after-tax amounts related to impairments disclosed on page 26 as well as mark-to-market impacts to surplus, changes in capital charges, etc.		
Policyholder Behavior		← Dynamic policyholder behavior assumptions →		

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Copyright © 2011 by The Hartford. All rights reserved.

68 In the S&P 800 scenario, The Hartford has a $1.3 billion capital margin Bull Scenario (S&P 1500) Base Scenario (S&P 1200) Stress Scenario (S&P 800) December 2012 $4.4 $3.9 $1.3 Capital margins in alternative scenarios Projected Capital Margins1 from Scenarios ($ in billions) 1Capital margins measured against an enterprise aggregate minimum to reflect U.S. Life Company Action Level RBC of 325%, White River Re Company Action Level RBC of 125%, and P&C capital consistent with "AA" FSR2Existing credit facility expires August 2012; expect to renew before August 2012 Additional resources available including $500 million contingent capital and $1.9 billion credit facility2 Projected capital margins do not include the $500 million equity repurchase

($ in billions) Bull Scenario (S&P 1500) Bull Scenario (S&P 1500) Stress Scenario (S&P 800) Stress Scenario (S&P 800) Stress Scenario (S&P 800) December 2012 Capital Margin in Base Scenario $3.9 $3.9 $3.9 VA Operating Income Incl. Change in Reserves $2.6 $(8.5) VA Hedge Impact (2.1) 6.8 Change in Required Capital --- 0.6 VA Impact to Margin $0.5 $(1.1) $(1.1) Investment Related Impacts to Margin --- (0.8) (0.8) Interest Rates and Other Impacts to Margin --- (0.7) Total Changes in Capital Margin from Base Scenario 0.5 (2.6) (2.6) December 2012 Capital Margin $4.4 $1.3 $1.3 69 Changes in 2012 capital margin from base scenario

Capital resources outlook We are committed to ensuring adequate capital and financial flexibility to support strong capitalization of the insurance operations and sufficient flexibility to meet holding company obligationsWe believe The Hartford has sufficient resources in a deteriorating economic environment supportive of current ratings We expect our P&C companies to generate surplus in excess of requirementsDividends to fund holding company obligations Life companies surplus generation will be constrained through 2012 We will continue to manage debt and capital structure to maintain financial flexibility 70

Q&A

Closing Message Liam E. McGee Chairman, President and Chief Executive Officer October 6, 2011

Summary 73 The Hartford's balance sheet is strong While challenges exist, our risks are significantly reduced and manageableThe Hartford's risk management capabilities are meaningfully enhancedThe Hartford has the strength to maintain sufficient capital levels, consistent with current ratings, even under significant economic stress, and Management is running the company with discipline and a focus on generating value for shareholders.

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